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                                                                EXHIBIT 23.1
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                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (file Nos. 33-34629, 33-40766, 33-40767, 33-43655, 33-43651, 33-63052, 33-63054 and 33-53755) and
Form S-3 (file No. 33-53287).



                                        ARTHUR ANDERSEN LLP


Boston, Massachusetts
March 13, 1995